                                                                    EXHIBIT 99.6

                               PROMISSORY NOTE


$7,000,000
                                                                   March 6, 2001

         FOR VALUE RECEIVED Marshall Fifth Venture LLC ("Marshall"), a Delaware limited liability company and West Third Venture LLC ("West Third"), a Delaware limited liability company, collectively as maker, having their principal place of business c/o Radiant Realty LLC, 1212 Avenue of the Americas, 18th Floor, New York, New York 10036 (collectively, Marshall and West Third are hereinafter referred to as the "Borrower"), hereby jointly, severally and unconditionally promise to pay to the order of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust, having an address c/o Imowitz, Koenig & Co., LLP, 125 Park Avenue, New York, New York 10017, Attention: Neil Koenig ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of SEVEN MILLION ($7,000,000) DOLLARS, in lawful money of the United States of America with interest thereon to be computed from the date of this Note at either the (i) the Initial Interest Rate (defined below) or (ii) Extension Interest Rate (defined below), and to be paid as provided herein.

1.       CERTAIN DEFINED TERMS

         As used herein the following terms shall have the meanings set forth below:

         (a) "Initial Interest Rate" shall mean an interest rate equal to 11% per annum.

         (b) "Extension Interest Rate" shall mean an interest rate equal to 15% per annum.

         (c)      "Loan" shall mean the loan evidenced by this Note.

         (d) "Loan Documents" shall mean this Note, the Security Instruments, and any other documents or instruments which now or shall hereafter wholly or partially secure or guarantee payment of this Note or which have otherwise been executed by Borrower and/or any other person in connection with the Loan.

         (e) "Maturity Date" shall mean either (i) July 6, 2001 or (ii) if Borrower extends the repayment of this Note pursuant to the terms described below, September 6, 2001 (sometimes hereinafter September 6, 2001 is referred to as the "Extended Maturity Date").

         (f) "Security Instruments" shall mean (i) that certain Deed of Trust, Assignment and Security Agreement dated the date hereof in the principal sum of $7,000,000 given by Marshall to (or for the benefit of) Lender covering the fee estate of Marshall in certain premises located in the City of Richmond, State of Virginia, and other property, as more particularly described therein (the "Marshall Property") and (ii) that certain Open-End Mortgage and Security Agreement and Assignment of Leases and Rents dated the date hereof in the principal sum of $7,000,000 given by West Third to (or for the benefit of) Lender covering the fee estate of West Third in certain premises located in the City of Cleveland, State of Ohio and other property, as more particularly described therein ("West Third Street Property") (collectively, the Marshall Property and the West Third Street Property, are hereinafter referred to as the "Property"). Notwithstanding anything contained herein to the contrary, the Security Instruments collectively secure this Note.

2.       PAYMENT TERMS

         (a) Borrower shall make payments of interest only payable in monthly installments commencing on April 1, 2001 through and including July 1, 2001 (or September 1, 2001 if Borrower elects to extend the Maturity Date of this Loan to the Extended Maturity Date pursuant to the terms described below. The principal sum and the balance of all interest that shall have accrued thereon shall be due and payable on the Maturity Date.

         (b) Interest on the principal sum of this Note shall be calculated by multiplying the actual number of days elapsed in the period for which interest is being calculated by (i) the Initial Interest Rate through July 6, 2001 and
(ii) if applicable, the Extension Interest Rate from an after July 6, 2001 through and including the Extended Maturity Date, based on a 360 day year.

         (c) Notwithstanding anything herein to the contrary, Borrower shall have the option (the "Option"), by an authorized representative of Borrower providing to Lender at or before 10 A.M. on any weekday prior to June 29, 2001 telephonic instruction specifying its desire, to extend the Maturity Date of this Note to September 6, 2001. If Borrower exercises the Option, the interest rate payable on this Note shall be payable at the Extension Interest Rate from and after July 6, 2001 through and including the Extended Maturity Date.

         (d) Unless payments are made in the required amount in immediately available funds at the place where this Note is payable, remittances in payment of all or any part of the Debt (defined below) shall not, regardless of any receipt or credit issued therefore, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where this Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.

3.       DEFAULT AND ACCELERATION

         (a) The whole of the principal sum of this Note, (b) interest, default interest, late charges and other sums, as provided in this Note, the Security Instruments or the other Loan Documents, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Security Instruments or the other Loan Documents, (d) all sums advanced pursuant to the Security Instruments to protect and preserve the Property and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefore, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable at the option of Lender if any payment required in this Note prior to the Maturity Date is not paid within ten (10) days of the date when due or on the happening of any other default, after the expiration of any applicable notice and grace periods, herein or under the terms of the Security Instruments or any of the other Loan Documents (collectively, an "Event of Default").

4.       DEFAULT INTEREST

         Borrower does hereby agree that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate (the "Default Rate") equal to the lesser of (i) the Initial Interest Rate or Extension Interest Rate, if the Option has been exercised by Borrower, plus five percent (5%) or (ii) the maximum interest rate that Borrower may by law pay. The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instruments. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

5.       PREPAYMENT

         The principal balance of this Note may be prepaid, in whole or in part (in accordance with the terms of Section 18 hereof), upon: (i) not less than five (5) days prior written notice (the "Prepayment Notice") to Lender specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date"); (ii) payment of all accrued and unpaid interest on the outstanding principal balance of this Note to and including the Prepayment Date; and (iii) payment of all other sums then due under this Note, the Security Instruments and the other Loan Documents. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by all sums due in connection therewith.

6.       SECURITY

         This Note is secured by the Security Instruments and the other Loan Documents. Each Security Instrument is intended to be duly recorded in the public records of the county where the respective Property is located. All of the terms, covenants and conditions contained in the Security Instruments and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

7.       SAVINGS CLAUSE

         This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Initial Interest Rate, the Extension Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

8.       LATE CHARGE

         If any monthly installment payable under this Note (other than principal at maturity) is not paid on or prior to the fifth (5th) day after the date on which it is due, regardless of whether such failure shall constitute an Event of Default, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Security Instruments and the other Loan Documents.

9.       NO ORAL CHANGE

         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

10.      JOINT AND SEVERAL LIABILITY

         If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

11.      WAIVERS, ETC.

         All payments required hereunder shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaim. Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind, other than notices specifically required by the terms of this Note, the Security Instruments and the other Loan Documents. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instruments or the other Loan Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instruments or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instruments or the other Loan Documents. In addition, acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation or limited liability company, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders or members comprising, or the officers and directors or managers relating to, the corporation or limited liability company, and the term "Borrower" as used herein, shall include any alternative or successor corporation or limited liability company, but any predecessor corporation or limited liability company shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in a partnership, corporation or limited liability company which may be set forth in the Security Instruments or any other Loan Document.)

12.      TRANSFER

         Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Security Instruments and the other Loan Documents to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

13.      WAIVER OF TRIAL BY JURY

         BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THIS NOTE, THE SECURITY INSTRUMENTS OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.


14.      AUTHORITY

         Each of Marshall and West Third (and the undersigned representative of each, if any) represents that Marshall and West Third each has full power, authority and legal right to execute and deliver this Note, their respective Security Instrument and the other Loan Documents and that this Note, the Security Instruments and the other Loan Documents constitute valid and binding obligations of each such respective entity.

15.      APPLICABLE LAW

         This Note shall be governed, construed, applied and enforced in accordance with the laws of the state of New York and the applicable laws of the United States of America.

16.      COUNSEL FEES

         In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefore, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

17.      NOTICES

         All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person, (ii) one
(1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:                            Marshall Fifth Venture LLC
                                    c/o Radiant Realty LLC
                                    1212 Avenue of the Americas, 18th Floor
                                    New York, New York  10036
                                    Attention: Daniel P. Friedman


                                    West Third Venture LLC
                                    c/o Radiant Realty LLC
                                    1212 Avenue of the Americas, 18th Floor
                                    New York, New York  10036
                                    Attention: Daniel P. Friedman

With a copy to:                     Goldberg Weprin & Ustin LLP
                                    1501 Broadway, 22nd Floor
                                    New York, New York  10036
                                    Attention: Andrew Albstein, Esq.

If to Lender:                       First Union Real Estate Equity
                                    and Mortgage Investments
                                    c/o Imowitz, Koenig & Co., LLP
                                    125 Park Avenue
                                    New York, New York  10017
                                    Attention: Neil Koenig


With a copy to:                          Stroock & Stroock & Lavan LLP
                                    180 Maiden Lane
                                    New York, New York  10038
                                    Attention:  Peter A. Miller, Esq.

or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

        "Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.

18.      RIGHT TO RELEASE

         Notwithstanding anything contained herein to the contrary, prior to the Maturity Date, Borrower shall have the right to prepay upon two (2) days prior written notice to Lender as follows:

         a. Release of the mortgage encumbering the Marshall Property by payment of the sum of $5,500,000.00 as a reduction to the principal amount due under this Promissory Note (or such lesser principal sum if the outstanding principal sum is less than such amount at the time of such prepayment), plus all accrued and unpaid interest, and such other sums due and owing at the time of such prepayment;

         b. Release of the mortgage encumbering the West Third Street Property by payment of the sum of $2,200,000.00 as a reduction to the principal amount due under this Promissory Note, plus all accrued and unpaid interest, and such other sums due and owing at the time of such prepayment; or by payment of the sum of $2,000,000.00 as a reduction to the principal amount due under this Promissory Note (or such lesser principal sum if the outstanding principal sum is less than such amount at the time of such prepayment), plus all accrued and unpaid interest, and such other sums due and owing at the time of such prepayment, provided:

                        I. the holder of the First Lien on the Marshall Property (as defined in the Deed of Trust securing this Promissory Note (the "Deed of Trust") subordinates its lien to the lien of the Deed of Trust; or

                        II. Borrower obtains certificates of completion from both Marriot (as defined in the Expansion Agreements as defined in the Deed of Trust) and the City of Richmond as required by the First Lien; or

                       III. Borrower delivers to Lender an appraisal for the Marshall Property evidencing a value of not less than $11,500,000.

19.      MISCELLANEOUS

        (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

        (b) Whenever used, the singular shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                        MARSHALL FIFTH VENTURE LLC,
                        a Delaware limited liability company

                            By: RADIANT REALTY LLC,
                                   a Delaware limited liability company
                                    as manager

                               By: RADIANT VENTURES I, L.L.C.,
                                      a Delaware limited liability company
                                      as sole member

                                  By: RADIANT INVESTORS LLC,
                                         a Delaware limited liability company
                                         as managing member


                                          By: /s/ Daniel P. Friedman
                                                Daniel P. Friedman
                                                Member


                        WEST THIRD VENTURE LLC,
                        a Delaware limited liability company

                            By: RADIANT REALTY LLC,
                                   a Delaware limited liability company
                                    as manager

                               By: RADIANT VENTURES I, L.L.C.,
                                       a Delaware limited liability company
                                       as sole member

                                  By: RADIANT INVESTORS LLC,
                                         a Delaware limited liability company
                                         as managing member


                                          By: /s/ Daniel P. Friedman
                                                Daniel P. Friedman
                                                Member

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

         On the 6th day of March in the year 2001, before me, the undersigned, personally appeared Daniel P. Friedman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                /s/ Linda J. Trachter
                                                Notary Public